SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                            FORM 8-K

                         CURRENT REPORT




             PURSUANT TO SECTION 13 OR 15(D) OF THE
               SECURITIES AND EXCHANGE ACT OF 1934



                         MARCH 31, 1999
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        Date of Report (Date of earliest event reported)


                AMERICAN RESOURCES OFFSHORE, INC.
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     (Exact name of Registrant as specified in its charter)


                            DELAWARE
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         (State or other jurisdiction of incorporation)


        0-21472                             86-0713506
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(Commission File Number)        (IRS Employer Identification No.)

       160 Morgan Street
       P. O. Box 87
       Versailles, Kentucky                          40383
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(Address of principal executive offices)           (Zip Code)


                          (606)873-5455
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      (Registrant's Telephone Number, including Area Code)


                         Not Applicable
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  (Former name or former address, if changed since last report)
Item 1.   Changes in Control of Registrant.  Not Applicable.

Item 2.   Acquisition or Disposition of Assets.  Not Applicable.

Item 3.   Bankruptcy Receivership.  Not Applicable.

Item 4.   Change in Registrant's Certified Accountant.  Not
Applicable.

Item 5.   Other Events.

          On January 11, 1999, the Registrant announced it had received notification from NASDAQ that the Registrant was subject to being delisted if certain events did not occur prior to April 5, 1999. The Registrant requested a hearing on its possible delisting, and NASDAQ has set a hearing date of May 13, 1999. NASDAQ has delayed any action to delist the Registrant until after the hearing

Item 6.   Resignation of Registrant's Directors.  Not Applicable.

Item 7.   Financial Statements and Exhibits.  None.

                            SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                         AMERICAN RESOURCES OFFSHORE, INC.
                         (f/k/a American Resources of Delaware,
                          Inc.)


                         By:  /s/ Ralph A. Currie
                            -----------------------------------
                              Ralph A. Currie

                         Its:   Chief Financial Officer

Dated: April 7, 1999
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